UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 5, 2007

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

OGE Energy Corp. (the “Company”) is the parent company of Oklahoma Gas and Electric Company, a regulated electric utility with approximately 762,000 customers in Oklahoma and western Arkansas, and Enogex Inc. and its subsidiaries, a natural gas pipeline business with principal operations in Oklahoma and Texas.

On November 5-6, 2007, the Company is scheduled to make a financial presentation with certain investors to discuss, among other things, the Company’s corporate strategy and financial objectives. This presentation is furnished as Exhibit 99.01 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.01	Financial presentation dated November 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller – Chief Accounting Officer

November 5, 2007

OG+E®

# Edison Electric Institute Financial Conference

## November 6, 2007

Peter B. Delaney
Chairman, President and CEO

# Safe Harbor

Except for the historical statements contained herein, certain of the matters discussed in the following discussion and analysis, including the discussion in "Outlook", are forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially from the forward looking statements include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; the Company's ability and the ability of its subsidiaries to obtain financing on favorable terms; prices and availability of electricity, coal, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other; business conditions in the energy industry; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Company; unusual weather; availability and prices of raw materials for current and future construction projects; federal or state legislation and regulatory decisions (including the decisions related to the deferral of capitalized costs associated with the cancelled Red Rock power plant project) and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Company's markets; environmental laws and regulations that may impact the Company's operations; changes in accounting standards, rules or guidelines; the discontinuance of regulated accounting principles under SFAS No. 71; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Company's nonregulated business compared with the Company's regulated utility business; the impact of the proposed initial public offering of limited partner interests of OGE Enogex Partners L. P.; and other risk factors listed in the reports filed by the Company with the Securities and Exchange Commission.

# Who We Are

OGE Energy's principal business is OG&E, an integrated electric utility serving 762,000 customers in major metropolitan areas of Oklahoma and Arkansas

Enogex is engaged in gathering, processing, storage, transportation and marketing of natural gas primarily in the Mid Continent


Electric Utility and Natural Gas Pipeline
OG&E service area
Enogex pipeline
Wind power facilities
Power plant
Natural gas processing
Natural gas storage

# OGE Energy Corp. Mission

**The mission of OGE Energy Corp. is to fulfill its critical role in the nation's infrastructure and meet individual customers' needs for energy and related services in a safe, reliable and efficient manner**

# Corporate Financial Objectives

- Grow Earnings Per Share 4 – 5% APR Weather Normalized
- Provide Shareowner returns in the top 1/3 of our peer group
- Maintain strong credit ratings
- Grow dividend rate

# Utility Strategic Focus

We find opportunities in:

- Infrastructure investments to address regulatory and customer reliability concerns
- Provide new products and services:
  - Renewables
  - Pricing and payment options
  - Energy management services (DSM)
- Partnerships and alliances to acquire resources
- Wholesale market opportunities

# OG&E's Renewables Program

- Wind centric renewables focus
- Current portfolio – 170 MW's
  - 50 MW's PPA - 2003
  - 120 MW's owned – 2007
  - DOE – 2nd lowest cost in the nation
- Additional wind generation planned – 600 MW's
  - Acquired through RFP process
  - OG&E positioned through partnerships and greenfield development

# Oklahoma Wind Potential


COLORADO
KANSAS
MISSOURI
ARKANSAS
Wind Power Class
Resource Potential
1 Poor
2 Marginal
3 Fair
4 Good
5 Excellent
MW Commercial Operation
MW Pending – In SPP Process
Ponca City
Tulsa
Broken Arrow
Owasso
Edmond
Midwest City
Moore
Norman
Shawnee
Lawton
Ardmore
Woodward
210
600
150
131
20
96
120
18
130
200
201
27
135
150
300
120
150
300
120
200
225
31
100
21
150
74
100
300

**Oklahoma is No. 6 in the country in the generation of electricity with high-technology wind turbines**

# Transmission System to Support Wind Development


OG&E's Portion
OKLAHOMA
OG&E's Portion

Planned 2007-2012 OG&E Capital Expenditures

($2.4 billion)


In Millions of $
$358
$339
$376
$449
$439
$456
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
33
65
260
12
52
12
263
49
37
23
267
52
37
83
277
17
38
97
287
65
94
297
2007
2008
2009
2010
2011
2012
T&D infrastructure
Environmental
Power Supply & Other
Additional Transmission
Wind - Centennial

# Projected Total Company Rate Base


In Billions of $
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.5
$2.6
$2.9
$3.2
$3.7
$3.9
2007
2008
2009
2010
2011
2012

# Consistent, Low-Cost Provider


1.7
1.6
1.5
1.4
1.3
1.2
1.1
1.0
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
1.44
1.42
1.38
1.49
1.38
1.42
1.36
1.67
1.56
1.62
1.69
1.41
1.33
1.25
1.24
1.15
1.07
1.15
1.15
1.23
1.19
1.24
1.27
1.23
1.26
SPP IOU Avg
OGE

OG&E AND SPP UTILITIES (IOU) COMPARISON
Operation and Maintenance Expense (Less Fuel and Purchased Power)
Cents Per kWh 1994-2006

# Low Cost Generation Owned

6,199 MW's of Station Capability


2%
42%
56%
Coal Gas Wind

Coal = 2,599 Gas = 3,480 Wind = 120

Fuel Mix


33%
67%
Coal Gas

Fuel Cost per Million Btu*

Coal = $1.10 Gas = $7.10

* For the year ended 12-31-06

# 2006 Average Rate Comparison

## *Source: Edison Electric Institute*



Cents per kWh
24% Below National Average
14% Below Regional Average
3% Below State Average
10
8
6
4
6.74
6.98
7.84
8.89
OG&E
Oklahoma
Regional
National

# The Red Rock Decision

- What went wrong?
  - Political pressure from key constituents
  - PSO RFP process prior to rules
  - No clear rulemaking for pre-approval statute
- Where do we go from here?
  - Work with the OCC to develop clear rules for pre-approval process
  - Work with the OCC to develop standards on DSM, renewables and energy efficiency
  - RFP process to secure baseload capacity by 2012

# Oklahoma Pre-Approval Statute

- Environmental Costs
  - Strongest pre-approval language in the statue
  - Applies to compliance of environmental laws (federal and state)
  - Utilities may elect to automatically adjust rates
- Transmission Upgrades
  - Next strongest pre-approval language
  - Applies to FERC and SPP mandated projects
  - Commission Rules may authorize a utility to periodically adjust its rates
- Generating Facility
  - Weakest pre-approval language
  - Commission has wide discretion in approval and recovery process
- Legislative pre-approval statute not codified in regulatory rules

# Generation Next Steps

- OG&E has demonstrated need for baseload capacity of at least 300 MW's in 2012
- Must comply with the competitive bidding process rules
- Expect combined-cycle gas fired plant only realistic option
- OG&E expects to bid at least one self-build option into the RFP process
- RFP process for capacity is expected to be initiated in early 2008

OG+E

# Decreasing Leverage



75%
60%
45%
30%
15%
58%
55%
50%
46%
46%
2003
2004
2005
2006
2007**
Debt/Capital*

*Includes short-term debt

**Projection

# Low Payout Ratio



100%
90%
80%
70%
60%
50%
40%
30%
84%
83%
75%
55%
57%
2003
2004
2005
2006
2007*

*From Continuing Operations and Mid-Point of Guidance

OG&E

# 2003-2007*
## (Compound Annual Growth Rate)



12.1%
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
$1.52
$1.60
$1.77
$2.45
$2.40
0.27
0.56
0.44
0.84
0.88
1.41
1.22
1.43
1.62
1.54
(0.16)
(0.18)
(0.10)
(0.01)
(0.02)
2003
2004
2005
2006
2007*
OG&E
Enogex
Hold Co.

*From Continuing Operations and with respect to 2007 based on the Mid-Point of Guidance

OG+E

# OGE Energy Corp.
# Total Return


$250
$200
$150
$100
$50
$0
2001
2002
2003
2004
2005
2006
2007*
OGE Energy Corp.
S&P 500 Index
S&P 500 Electric Utilities

* As of October 31, 2007

# 2007 Financial Outlook

Consolidated earnings guidance is $2.30 - $2.50 per share, or $213 - $231 million of income from continuing operations based on 92.5 million average diluted shares outstanding.

| *(In millions, except per share data)* | Dollars | Diluted EPS |
|---|---|---|
| OG&E | $138 - $147 | $1.49 - $1.59 |
| Enogex | $77 - $85 | $0.83 - $0.92 |
| Holding Company | ($1) - ($2) | ($0.01) - ($0.02) |
| Total | $213 - $231 | $2.30 - $2.50 |

# Why Invest in OGE Energy Corp.

- Executing on our strategy
- Asset diversity continues to benefit shareholders
- Visible regulated rate base growth
- Financial flexibility with a low payout ratio
- Compound annual growth rate of 4-5% is achievable

# OG+E®

## Edison Electric Institute Financial Conference

November 6, 2007

Peter B. Delaney
Chairman, President and CEO